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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported) May 19, 1998

                            JONES PHARMA INCORPORATED
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               (Exact name of Registrant as Specified in Charter)


            DELAWARE                 0-15098                    43-1229854
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 (State or other jurisdiction    (Commission File            (I.R.S. Employer
       of incorporation)             Number)              Identification Number)


    1945 Craig Road, St. Louis, Missouri                            63146
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  (Address of principal executive offices)                        (Zip Code)


         Registrant's telephone number, including area code 314-576-6100


                         Jones Medical Industries, Inc.
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.    OTHER EVENTS

At its Annual Meeting of Shareholders held on May 19, 1998, the shareholders of the Registrant approved a change in the Registrant's corporate name to Jones Pharma Incorporated. An amendment to the Registrant's Restated Certificate of Incorporation reflecting the change of name was filed with the Secretary of State of Delaware on May 20, 1998.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)   Exhibits.

      3(i) Certificate of Amendment to Restated Certificate of Incorporation, as filed in Delaware on May 20, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JONES PHARMA INCORPORATED


May 20, 1998                                By       /s/ Dennis M. Jones
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                                                     Dennis M. Jones
                                                     President